UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 26, 2012

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 26, 2012, Annaly Capital Management, Inc. (the “Company”) issued a press release disclosing the health condition of its Chairman, President and Chief Executive Officer, Michael A.J. Farrell.

The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.1    Press Release, dated January 26, 2012, issued by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

		By:	/s/ Kathryn Fagan
			Name:	Kathryn Fagan
			Title:	Chief Financial Officer

Date:	January 26, 2012